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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8 - K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  May 24, 2005

                                 ENDOVASC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                000-28371                          76-0512500
       (Commission File Number)          (IRS Employer Identification No.)

        550 CLUB DRIVE, SUITE 440
               MONTGOMERY, TX                           77316
  (Address of Principal Executive Offices)            (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.141-12)

     [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_]   Pre-commencement communications pursuant to Rule 13e-4(C) under the
Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Endovasc, Inc. announced today that it has decided to cease funding further research by its subsidiary, Angiogenix Limited, Inc., and that Angiogenix will terminate a licensing agreement with the Leland J Stanford Jr. University dated February 1, 2000 for the exclusive rights to commercialize certain technology relating to use of nicotine agonists to develop peripheral circulation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENDOVASC, INC.

                                               /s/ DIANE DOTTAVIO
Date: May 24, 2005                      By:
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                                               Dr. Diane Dottavio,
                                               President and
                                               Chief Executive Officer